UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
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[   ] Preliminary Information Statement
[   ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))
[X] Definitive Information Statement

ALPHA NUTRA, INC.

(Name of Registrant as Specified In Its Charter)

We are not asking you for a proxy and you are requested to not send a proxy.

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ALPHA NUTRA, INC.
2038 Corte Del Nogal, Suite 110
Carlsbad, CA 92011

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

This Information Statement is furnished to the stockholders of Alpha Nutra, Inc., a Nevada corporation (the “Company”), in connection with the approval by our Board of Directors and a majority of the stockholders of our common stock to do the following:

1.	Amend the Company’s Articles of Incorporation to change the name of the Company to “China Broadband, Inc.”

Stockholders of record at the close of business on November 10, 2006 are entitled to notice of this stockholder action by written consent. Since the actions have been approved by the holders of the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the name change cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. We anticipate that the amendment will become effective on or after December 19, 2006.

By Order of the Board of Directors

/s/ Mark L. Baum
____________________________
By: Mark L. Baum
Its: Chief Executive Officer and Director

WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT
pursuant to section 14 of the
securities and exchange act of 1934 and
regulation 14C and schedule 14c tereunder
____________________

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of Alpha Nutra, Inc., a Nevada corporation. The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, have, by written consent, approved of an amendment to the Articles of Incorporation to change the Company’s name from “Alpha Nutra, Inc.” to “China Broadband, Inc.” (the “Name Change”).

This Information Statement will disseminated or about November 29, 2006 to those persons who were stockholders of the Company as of the close of business on November 10, 2006 (the “Record Date”). The Name Change is expected to become effective on or about December 19, 2006. The Company will pay all costs associated with the distribution of this Information Statement.

As a majority of the Company’s stockholders have already approved of the Name Change by written consent, the Company is not seeking approval for the Name Change from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Name Change as required by the Securities Exchange Act of 1934 (the “Exchange Act.”)

ACTION TAKEN BY WRITTEN CONSENT

The Company’s Board of Directors approved the Name Change effective October 10, 2006 and fixed November 10, 2006 as the Record Date for determining the stockholders entitled to give written consent to the Name Change. As of November 10, 2006, the majority stockholders who voted for the Name Change held an aggregate of 1,500,000 shares of the Company’s outstanding common stock, being equal to 59.0% of the number of shares then outstanding.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of the Company’s voting power is required in order to effect the Name Change. Section 78.320(2) of the NRS eliminates the need to hold a special meeting of the Company’s stockholders to approve the Name Change by providing that, unless Company’s Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company’s voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as early as possible, the Company’s Board of Directors resolved to proceed with the Name Change by written consent of the Company’s majority stockholders.

EXPECTED DATE FOR EFFECTING THE NAME CHANGE

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change cannot be effected until 20 days after the date this Information Statement is sent to the Company’s stockholders. This Information Statement will be disseminated on or about November 29,2006 to the stockholders of the Company as of the Record Date. The Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State approximately 20 days after the dissemination of this statement. The effective date of the Name Change is expected to be December 19, 2006 (the “Effective Date”).

Pursuant to Subsection 78.390(5) of the NRS and the consent resolutions adopted by a majority of the stockholders, notwithstanding the fact that the Name Change has been approved by the Company’s majority stockholders, the Company’s Board of Directors may, by resolution, abandon the Name Change at any time prior to the effective date of the Name Change without any further action by the Company’s stockholders.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company fixed the close of business on November 10, 2006 as the Record Date for determining the stockholders entitled to approve the Name Change and to receive copies of this Information Statement. As of the Record Date, there were 2,534,494 shares of common stock outstanding. The Company’s common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 10, 2006 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.

Name And Address	Number Of Shares Beneficially Owned (5) (6)	Percentage Owned

Business Consulting Group Unlimited, LLC (1)	500,000	19.7%
Mark L. Baum (2)	1,250,000	49.3%
James B. Panther, II (3)	250,000	Less than 1%
Firle Trading (4)	1,000,000	39.4%

All directors and officers as a group	2,500,000	98.6%

(1)  The address is 2038 Corte Del Nogal, Suite 110, Carlsbad, California 92011
(2)  The address is 2038 Corte Del Nogal, Suite 110, Carlsbad, California 92011
(3)  The address is 2038 Corte Del Nogal, Suite 110, Carlsbad, California 92011
(4)  The address is Suite 1-A, Calle Eusebio A Morales, El Canjrejo, Panama City, Panama
(5)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares.) In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date.

(6)
The shares listed as owned by Business Consulting Group, LLC. are beneficially owned by both Mssrs. Mark L. Baum and James B. Panther, II. Both Mssrs. Baum and Panther are managing directors and each separately owns a 50% interest in Business Consulting Group Unlimited, Inc.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this report and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this report.

AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

A Certificate of Amendment to the Company’s Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change 20 days after the date this Information Statement is sent to the Company’s stockholders. The Effective Date of the Name Change is expected to be December 19, 2006. However, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

DISSENTER’S RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the proposed amendment to our Articles of Incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to our Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this document that are not based on historical facts are "forward-looking statements". Terms such as "anticipates", "believes", "estimates", "expects", "plans", "predicts", "may", "should", "will", the negative thereof and similar expressions are intended to identify forward-looking statements. Such statements are by nature subject to uncertainties and risks, including but not limited to: our reliance on certain major clients; the successful combination of revenue growth with operating expense reduction to result in improved profitability and cash flow; government regulation and tax policy; economic conditions; competition and pricing; dependence on our labor force; reliance on technology; telephone and internet service dependence; the ability, means, and willingness of financial markets to finance our operations; and other operational, financial or legal risks or uncertainties detailed in our SEC filings from time to time. Should one or more of these uncertainties or risks materialize, actual results may differ materially from those described in the forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new expectations, conditions or circumstances, or otherwise.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained in, or incorporated by reference as an Annex to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than November 29, 2006, or such earlier date as is expressly set forth herein.

Dated: November 29, 2006

By Order of the Board of Directors

/s/ Mark L. Baum_________
Mark L. Baum
Chief Executive Officer